REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of
Trustees of Gottex Multi-Asset
Endowment Fund II:

In planning and performing our
audit of the financial statements
of Gottex Multi-Asset Endowment
Fund II (the Fund) as of
March 31, 2012 and for the period
from January 1, 2012
(commencement of operations) to
March 31, 2012, in accordance
with the standards of the Public
Company Accounting Oversight
Board (United States), we
considered the Funds internal
control over financial reporting,
including controls over
safeguarding securities, as a
basis for designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to
comply with the requirements of
Form N-SAR, but not for the
purpose of expressing an opinion
on the effectiveness of the Funds
internal control over financial
reporting. Accordingly, we
express no such opinion.

The management of the Fund is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls. A funds
internal control over financial
reporting is a process designed to
provide reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external purposes in
accordance with generally accepted
accounting principles. A funds
internal control over financial
reporting includes those policies
and procedures that (1) pertain to
the maintenance of records that, in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the
fund (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial statements
in accordance with generally
accepted accounting principles, and
that receipts and expenditures of
the fund are being made only in
accordance with authorizations of
management and trustees of the fund
and (3) provide reasonable
assurance regarding prevention or
timely detection of unauthorized
acquisition, use, or disposition of
a funds assets that could have a
material effect on the financial
statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements. Also, projections of
any evaluation of effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of changes in
conditions, or that the degree of
compliance with the policies or
procedures may deteriorate.

A deficiency in internal control
over financial reporting exists when
the design or operation of a control
does not allow management or
employees, in the normal course of
performing their assigned functions,
to prevent or detect misstatements
on a timely basis. A material
weakness is a deficiency, or a
combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of a funds
annual or interim financial
statements will not be prevented or
detected on a timely basis.

Our consideration of the Funds
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not necessarily
disclose all deficiencies in
internal control that might be
material weaknesses under standards
established by the Public Company
Accounting Oversight Board
(United States). However, we noted
no deficiencies in the Funds
internal control over financial
reporting and its operation,
including controls for
safeguarding securities that we
consider to be a material w
eakness, as defined above, as of
March 31, 2012.

This report is intended solely for
the information and use of
management, the Board of Trustees
of Gottex Multi-Asset Endowment
Fund II, and the Securities and
Exchange Commission and is not
intended to be and should not be
used by anyone other than these
specified parties.



/s/ Deloitte & Touche LLP

Boston, Massachusetts
May 30, 2012